INCOME TAXES	9 Months Ended	12 Months Ended
	Feb. 29, 2024	May 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 9 – INCOME TAXES

As of February 29, 2024 and May 31, 2023, the Company’s net deferred tax assets consisted primarily of research and development expenses and stock compensation A valuation allowance has been provided against its net deferred tax assets as, based on all available evidence, it is considered more likely than not that the deferred tax assets will not be realized in future periods.

Uncertain tax positions are evaluated based on the facts and circumstances that exist at each reporting period. Subsequent changes in judgment based upon new information may lead to changes in recognition, derecognition, and measurement. Adjustment may result, for example, upon resolution of an issue with the taxing authorities or expiration of a statute of limitations barring an assessment for an issue. The Company recognizes a tax benefit from an uncertain tax position when it is more-likely-than-not that it will be sustained upon examination by tax authorities.

Income tax expense in the nine months ended February 29, 2024 and February 28, 2023 reflects increases in unrecognized tax benefits related to expected current deductions for certain funded research and development expenses subject to interpretations of applicable tax law, in excess of available net operating carryforwards. The Company classifies accrued interest expense on its liability for unrecognized tax benefits as a component of interest tax expense.

NOTE 11 – INCOME TAXES

For the years ended May 31, 2023 and 2022, the provision for income taxes consisted of the following:

	2023	2022
Current:
Federal	$46,572	$-
State	-	-
Total current	46,572	-
Deferred:
Federal		-
State	-	-
Total deferred		-
Total	$46,572	$-

For the years ended May 31, 2023 and 2022, a reconciliation of the Company’s effective tax rate to the statutory U.S. Federal rate is as follows:

	2023	2022
Income taxes at Federal statutory rate	21.0%	21.0%
Discounts and interest on notes	(1.9)%	(10.8)%
Contributed service	(0.3)%	(7.2)%
State taxes	(2.4)%	1.0%
Change in valuation allowance	(20.1)%	(4.0)%
Income tax provision	(3.7)%	0.0%

There was no net current or deferred income tax expense or benefit for the years ended May 31, 2023 and 2022, due to the Company’s net loss and valuation allowance recorded against its deferred tax assets.

	May 31, 2023	May 31, 2022
Deferred tax assets:
Tax benefit of net operating loss carry-forward (NOL)	$187,274	$165,983
FIN48 reduction in NOL	(168,128)	-
Stock compensation	321,755	136,812
Research and development expenses	217,239	-
Other	9,354	4,909
Total deferred tax assets:	567,494	307,704
Deferred tax liabilities	(4,833)	-
Net deferred tax assets:	562,661	307,704
Valuation allowance for deferred tax assets	(562,661)	(307,704)
Deferred tax assets, net of valuation allowance	$-	$-

As of May 31, 2023 and 2022, the Company had federal net operating loss (“NOL”) carryforwards available to reduce future taxable income of approximately $759,000 and $590,000, respectively. As of May 31, 2023 and 2022, the Company had state net operating loss (“NOL”) carryforwards of approximately $392,000 and $590,000, respectively. The federal NOL carryforward has an indefinite expiration period. State loss carryforwards expire between 2035 and 2042.

When realization of the deferred tax asset is more likely than not to occur, the benefit related to the deductible temporary differences attributable to operations is recognized as a reduction of income tax expense. Valuation allowances are provided against deferred tax assets when, based on all available evidence, it is considered more likely than not that some portion or all of the recorded deferred tax assets will not be realized in future periods. The Company’s valuation allowance increased by $254,957 and $12,701 in the years ended May 31, 2023 and 2022, respectively.

Uncertain tax positions are evaluated based on the facts and circumstances that exist at each reporting period. Subsequent changes in judgment based upon new information may lead to changes in recognition, derecognition, and measurement. Adjustment may result, for example, upon resolution of an issue with the taxing authorities or expiration of a statute of limitations barring an assessment for an issue. The Company recognizes a tax benefit from an uncertain tax position when it is more-likely-than-not that it will be sustained upon examination by tax authorities.

Unrecognized tax benefits, May 31, 2021	$-
Gross increases	-
Unrecognized tax benefits, May 31, 2022	-
Gross increases – tax positions in current period	217,239
Unrecognized tax benefits, May 31, 2023	$217,239

The gross increase in unrecognized tax benefits in the year ended May 31, 2023 relates to expected current deductions for certain funded research and development expenses subject to interpretations of applicable tax law, in excess of available net operating carryforwards. Future changes in the unrecognized tax benefits would affect the Company’s effective tax rate. In the absence of changes in related rulings or regulations, the Company does not anticipate any such change over the next 12 months.

The Company’s policy is to recognize interest expense and penalties related to income tax matters in income tax expense. As of May 31, 2023 and 2022, the Company had no accrued interest or penalties related to uncertain tax positions.

The Company and its subsidiary are subject to U.S. federal and state income tax, and in the normal course of business, its income tax returns are subject to examination by the relevant taxing authorities. As of May 31, 2023, the 2017 to 2022 tax years remained subject to examination.